DTE Energy

DTE Energy
New York - Boston
Strategy Update

August 2001

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties including, but not limited to, those that are discussed in the most recent SEC filings by DTE Energy and its affiliates (including Detroit Edison, Michigan Consolidated Gas, DTE Enterprises, [formerly MCN Energy] and Detroit Edison Securitization Funding LLC.) The statements contained in this presentation are based upon the company's current estimates, but actual results may differ materially.

DTE Energy Team

- Tony Earley
  - Chairman and Chief Executive Officer
- Dave Meador
  - Senior Vice President and Chief Financial Officer
- Sue Hennessey
  - Investor Relations

DTE Energy is Positioned to Become an Industry Leader

- Who is DTE Energy?
  - A leading Midwest gas and electric company
  - Diverse, talented and incented management team
- DTE Energy's Plan for Success
  - Growing Portfolio of Non-Regulated Businesses
    - Energy Services, Coal Services, Biomass Energy and Energy Trading continue strong and sustainable growth
    - New Gas Midstream and Supply businesses offer expanded opportunities
    - DTE Energy Technologies to become the premier integrator of Distributed Generation
  - Accelerate EPS Growth to 8%

Who Is DTE Energy?


DTE Energy
DTE Energy Resources
DTE Energy Gas
DTE Energy Distribution
Regulated Generation
Non-Regulated Generation
DTE Energy Services
DTE Energy Trading
DTE Energy Biomass
DTE Coal Services
Gas Distribution (MichCon)
DTE Oil & Gas
DTE Pipleline & Storage
Electric Distribution (Detroit Edison)
DTE Energy Technologies

On June 1st, DTE Energy successfully completed its merger with MCN Energy, creating a Midwest energy powerhouse, which is expected to generate $1.2B in synergies over 10 years

The New DTE Energy:

- **Over $8B in Revenue**
- **~ 11,000 Employees**
- **2.1 million electric customers**
- **1.2 million gas customers**
- **Nearly 55,000 GWh in Electric Sales**
- **Over 11,000 MW of Power Generation**
- **~ 175 Bcf of Gas Sales**
- **~ 165 Bcf of Gas End User Transportation**
- **~ 600 Bcf of Intermediate Gas Transportation**
- **186 Bcf of Gas Storage Assets**

Who Is DTE Energy?
A National Energy Company

DTE Energy


Project / Asset Site
Major Customer Site
Marketing/ Trading Geography

Who Is DTE Energy?
Utility Service Area

DTE Energy


Overlapping Distribution Services
MCN Energy Distribution Services
DTE Energy Distribution Services

Who Is DTE Energy?
Michigan Economic Environment

DTE Energy

- For four consecutive years, Michigan has led the nation in the most new and expanded corporate facilities
- For past three years, Michigan has led the nation in per capita capital investment
- In the past 10 years, more than 700,000 jobs were created in Michigan, nearly all of which were outside automobile manufacturing
- Michigan's bond rating is a solid triple-A

Who Is DTE Energy?
A Track Record of Shareholder Value

DTE Energy has consistently delivered value to its shareholders

Value of $100 Invested

One Year


$140
$130
$120
$110
$100
$90
$80
DTE
S&P
Electrics
Aug-00
Sep-00
Oct-00
Nov-00
Dec-00
Jan-01
Feb-01
Mar-01
Apr-01
May-01
Jun-01
Jul-01
Aug-01

Three Year


$140
$130
$120
$110
$100
$90
$80
$70
DTE
S&P
Electrics

Who Is DTE Energy?
A Dynamic Leadership Team

DTE Energy

Senior Management

Tony Earley
Chairman and CEO
(LILCo, Hunton & Williams)

Gerry Anderson
President & COO
DTE Energy Resources
(McKinsey & Co.)

Bob Buckler
President & COO
DTE Energy Distribution

Steve Ewing
President & COO
DTE Energy Gas

Eric Peterson
SVP & General Counsel
(Worsham, Forsythe & Wooldridge)

Dave Meador
SVP & Chief Financial Officer
(Chrysler, Coopers & Lybrand)

Non-Regulated Team

Barry Markowitz
President
DTE Energy Services
(Bechtel)

Jim O'Neil
President
DTE Coal Services
(Zeigler, Franklin Coal)

Marc Vallen
VP - Market Intelligence
DTE Energy Resources
(Coopers & Lybrand, Cornerstone Energy)

Paul Horst
President
DTE Energy Technologies
(Nematron)

Knut Simonsen
VP - Growth Strategy and M&A
DTE Energy Resources
(McKinsey & Co., Texaco)

Finance & Strategy Team

Lee Dow
SVP - Strategic Planning

Nick Khouri
VP - Treasurer
(State of Michigan)

Dan Brudzynski
VP - Controller
(Chrysler)

Pam Biesecker
VP - Tax
(GE Capital)

Who Is DTE Energy?
Compensation Linked to Stock Performance

DTE Energy

Stock Ownership Guidelines

CEO	5X Base Salary
PRESIDENT	4X Base Salary
EXECUTIVE VP	3X Base Salary
SENIOR VP	2X Base Salary
VP	1X Base Salary



Total Exposure
(number of shares)
518,000
5,200,000
1,800,000
6,100,000
2,720,000
8,800,000
Executives
Employees
1998
2001
Pre Merger
2001
Post Merger

DTE Energy is Positioned to Become an Industry Leader

- Who is DTE Energy?
  - A leading Midwest gas and electric company
  - Diverse, talented and incented management team
- DTE Energy's Plan for Success
  - Growing Portfolio of Non-Regulated Businesses
    - Energy Services, Coal Services, Biomass Energy and Energy Trading continue strong and sustainable growth
    - New Gas Midstream and Supply businesses offer expanded opportunities
    - DTE Energy Technologies to become the premier integrator of Distributed Generation
  - Accelerate EPS Growth to 8%

DTE Energy's Non-Regulated Portfolio is Growing and Diversifying

Net Income


Energy Trading
On-Site Energy Projects
Merchant Generation
Biomass
Coal Services
Coal-Based Fuels

2001 Est
$130 Million


Energy Technologies
Coal-Based Fuels
Energy Trading
Gas Midstream and Supply
Biomass
Coal Services
On-Site Energy Projects
Merchant Generation

2005 Est
$350 Million

DTE Energy's Business Growth Model


Use cash to pursue future businesses and products
Identify profitable markets and assess business risk
Examples:
Coal
Merchant Energy
Gas Storage & Fuel Transportation
Energy Technologies
Apply core competencies to create innovative businesses and products
Successfully ramp up businesses and grow earnings per share
Evaluate business to ensure continued value - maintain, grow or monetize to generate cash flow

DTE Energy is Positioned to Become an Industry Leader

- Who is DTE Energy?
  - A leading Midwest gas and electric company
  - Diverse, talented and incented management team
- DTE Energy's Plan for Success
  - Growing Portfolio of Non-Regulated Businesses
    - Energy Services, Coal Services, Biomass Energy and Energy Trading continue strong and sustainable growth
    - New Gas Midstream and Supply businesses offer expanded opportunities
    - DTE Energy Technologies to become the premier integrator of Distributed Generation
  - Accelerate EPS Growth to 8%

DTE Energy Services
Coal-Based Fuel Sites

- Coke for steel industry blast furnaces
- Synfuel for coke production and power generation
- Both fuels generate Section 29 tax credits



Coke Batteries
Synfuel
Projects in development
Indiana Harbor
EES Coke
Burns Harbor
Citizens
River Hill
Mountaineer
Clover
Smith Branch
Price, Utah:
Utah 1
Utah 2
To be sited:
MCN 5
MCN 6

DTE Energy Services
Merchant Generation and Tolling Projects

DTE Energy

Merchant Generation Sites:

Georgetown - 240 MW

- Located in Indianapolis, Indiana
- Three General Electric 7EA's

River Rouge Unit 1 - 240 MW

- Located in Detroit, Michigan
- Converted coal-fired boiler
- Operational since summer 2000

Crete - 320 MW

- Ownership split 50/50 with Entergy
- Located 30 miles from Chicago
- Access to both MAIN and ECAR
- Served off of west end of Vector pipeline

East China - 320 MW

- 100% owned by DTE Energy
- Located near DTE Energy's Belle River power plant
- Served off east end of Vector pipeline
- Located on DTE Energy storage and pipeline system



Merchant Plants
Tolling Sites
East China
(320 MW)
River
Rouge
(240 MW)
Crete
(160 MW)
Georgetown
(240 MW)

DTE Energy Services Growing Portfolio of Major On-Site Energy Projects

DTE Energy

Inside-the-fence projects for large industrial, institutional and commercial facilities



Operational
Entering construction
National Steel PCI
GM World Headquarters
Illinois Institute of Technology
Detroit Metro Airport
Major Auto Manufacturer
Ford Research
Ford World Headquarters
Ford Clay Mine
Bethlehem Steel PCI

DTE Coal Services is Growing Rapidly

DTE Coal Services
- Coal sourcing and transportation
- Coal tolling services
- Coal and emissions trading

DTE Rail Services
- Railcar maintenance and repair
- Railcar pool operations

DTE Transportation Services
- Railcar fleet management/logistics
- Railcar sourcing

Midwest Energy Resources Corp (MERC)
- Western coal sourcing and transportation
- Great Lakes trans-shipment



Revenue
($ millions)
$54
$151
$218
$273
$432
'97
'98
'99
'00
'01est



Net Income
($ millions)
$0.7
$1.2
$3.6
$7.8
$12
'97
'98
'99
'00
'01est

DTE Biomass Energy
Nationwide Portfolio of Projects



Key

- GENCo (Electric)
- GASCo (Gas Sales)
- STEAMCo (Steam Sales)
- High BTU (Gas Sales)

- In construction
- In development
- In operation

- **Develops, owns and operates landfill gas recovery systems throughout the U.S.**
- **Operates 32 projects in 14 states, added 4 projects per year over the past 5 years**
- **Extracts ~25Bcf of gas annually that is converted to steam, electricity, fuel for industrial processes, or pipeline quality gas**
- **Helped reduce DTE Energy's overall CO_2 emissions by an equivalent 10%**

DTE Energy Trading
Strong Historical Growth

- Founded in 1998
- Markets and trades electricity, coal, natural gas, emission allowances
- Strong knowledge of Midwest (ECAR, MAIN), Ontario, Mid-Atlantic (PJM, NYPP) regions
- Expanding into surrounding regions



Electric Revenue*
($ millions)
$42
$251
$985
$2,000
'98
'99
'00
'01est



Net Income*
($ millions)
-$7
$8
$10
$14
'98
'99
'00
'01est

* Includes DTE Energy Trading only, not CoEnergy

DTE Energy Trading
Expanding Geographic Reach of Marketing and Trading Activity

Areas of DTE Energy Trading and Marketing Activities


1998
1999
2000
2001
Merchant Generation
Tolling Sites


Employees
31
41
63
90
'98
'99
'00
'01


Electric Volume (GWh)
1,700
10,700
30,500
50,000
'98
'99
'00
'01

DTE Energy is Positioned to Become an Industry Leader

DTE Energy

- Who is DTE Energy?
  - A leading Midwest gas and electric company
  - Diverse, talented and incented management team
- DTE Energy's Plan for Success
  - Growing Portfolio of Non-Regulated Businesses
    - Energy Services, Coal Services, Biomass Energy and Energy Trading continue strong and sustainable growth
    - New Gas Midstream and Supply businesses offer expanded opportunities
    - DTE Energy Technologies to become the premier integrator of Distributed Generation
  - Accelerate EPS Growth to 8%

DTE Energy Gas Midstream and Supply
Well-Positioned Gas Assets



Alberta Basin
Rocky Mountain Basin
Mid-Continent Basin
Permian Basin
East Texas Basin
Gulf Basin

Michigan is a funnel between the major supply basins and growing Midwest and Northeast markets



Projected
Net Income
($ millions)
$11
$21
$23
$27
$31
2001
2002
2003
2004
2005

DTE Energy Gas Midstream and Supply Gas-Fired Generation Will Create Challenges and Opportunities

	Issues
Deliverability Challenges	Greater storage deliverability required to meet generation demand
Gas Procurement Challenges	Traditional pattern of summer storage injections disrupted (more storage cycling)
Risk Management Challenges	Historic seasonal price patterns disrupted Greater summer and non-summer price volatility

DTE Energy Gas Midstream and Supply Approach to Capturing Market Opportunities

DTE Energy

- Offer daily/hourly gas supply options in combination with DTE Energy Trading to regional merchant generators
- Offer enhanced storage services to regional interstate pipelines and LDCs
- Capture gas-on-electric trading opportunities created by provision of real-time gas supply and balancing services
- Make new investments to enhance DTE Energy storage deliverability as market conditions warrant

DTE Energy is Positioned to Become an Industry Leader

- Who is DTE Energy?
  - A leading Midwest gas and electric company
  - Diverse, talented and incented management team
- DTE Energy's Plan for Success
  - Growing Portfolio of Non-Regulated Businesses
    - Energy Services, Coal Services, Biomass Energy and Energy Trading continue strong and sustainable growth
    - New Gas Midstream and Supply businesses offer expanded opportunities
    - DTE Energy Technologies to become the premier integrator of Distributed Generation
  - Accelerate EPS Growth to 8%

DTE Energy Technologies
Distributed Generation Business Model

Partners provide:
- Core Components
- Manufacturing

We provide key integrating technologies and one-stop, hassle-free, transparent DG solutions

Partners / affiliates provide:
- Financing
- Installation & Maintenance
- Fuel Supply
- Trading & Tolling



Best-of-Breed Core Components
Strategic Focus
Broad Product Portfolio
Application Engineering
Sales & Marketing
System Operations Center
Customers

DTE Energy Technologies
Distributed Generation Portfolio


House
Mini-mart
Bank
McDonald's
Small Subdivision
Office Bldg.
Walmart
Industrial Park
1 KW
25 KW
100 KW
500 KW
1 MW
10 MW
Standby
Internal Combustion Engines (Generac, Kohler, Katolight)
Continuous
Fuel Cells (Plug Power)
External Combustion (EC) Engines (STM)
Advanced Internal Combustion (IC) Engines (iPower)
Miniturbines (Pratt & Whitney, TurboGenset)
Large Turbines & IC Engines

DTE Energy Technologies
PEM Fuel Cells

DTE Energy



plugpower

Residential Fuel Cell System

- Fuel cells by Plug Power
- Controls assisted by DTE Energy Technologies

<u>Competitive advantages:</u>

- Highest base efficiency of all DG products
- Expected competitive capital cost when at volume production
- A major contributor to environmental improvement:
  - No NOx or Sox, No CO_2 when fueled by hydrogen
  - Half of the CO_2 relative to combined cycle gas turbines when fueled by natural gas

DTE Energy Lab Testing	Customer Demonstrations	Beta Testing	Initial Commercial Sales	Net Income Contribution	Volume Sales
1999	1999 / 2000	Today	First Half 2002	TBD	TBD

DTE Energy Technologies
25 kW EC Engine

DTE Energy


energy now

STM POWER

- External combustion (EC) engine by STM Power
- Generators by various suppliers
- Controls by DTE Energy Technologies

<u>Competitive advantages:</u>

- Lower projected capital cost and higher efficiency than microturbines
- Lower emissions and maintenance costs than internal combustion engines
- Ideal for flare gas and bio-fuels

Alpha Testing	Agreements signed	Beta Testing	Initial Commercial Sales	Net Income Contribution
2000 & 2001	March 2001	**Today**	Mid 2002	2003

DTE Energy Technologies
75 & 150 kW Advanced IC Engines



- Advanced internal combustion (IC) engines by GM and others
- Generator and packaging by iPower
- Controls by DTE Energy Technologies

Competitive advantages:

- Lower projected capital costs and higher efficiencies than microturbines
- Lower emissions and maintenance costs than traditional IC engines
- Better load following than microturbines
- Proven engine technology

Agreements signed	Component Testing	Alpha Testing	Beta Testing	**Initial Commercial Sales**	Volume Sales	Net Income Contribution
March 2001	**Today**	Mid 2001	Fall 2001	Late 2001	Mid 2002	2003

DTE Energy Technologies
400 kW Miniturbine

DTE Energy



Pratt & Whitney
A United Technologies Company

TURBO GENSET

- Turbine by Pratt & Whitney (helicopter engine)
- Generator by TurboGenset
- Controls and packaging by DTE Energy Technologies

<u>Competitive advantages:</u>

- Lower projected capital costs and higher efficiencies than microturbines
- Lower emissions and maintenance costs than IC engines
- Higher level of availability than other DG technologies

Agreement Signed	Alpha Testing	Beta Testing	Initial Commercial Sales	Volume Sales	Net Income Contribution
June 2000	**Today**	Summer 2001	Early 2002	2003	2003

DTE Energy Technologies
Expanding Marketing Base

DTE Energy

- In May 2001, DTE Energy Technologies acquired Alliance Energy Systems, a distributor of standby and distributed generation products with a network of North American sales offices
- The Alliance sales and distribution network expands DTE Energy Technologies' geographic range of operations



Alliance Energy Systems
Revenue - ($ millions)
80
70
60
50
40
30
20
10
0
1997
1998
1999
2000
2001
2002
2003
2004
2005
Estimated

DTE Energy is Positioned to Become an Industry Leader

DTE Energy

- Who is DTE Energy?
  - A leading Midwest gas and electric company
  - Diverse, talented and incented management team
- DTE Energy's Plan for Success
  - Growing Portfolio of Non-Regulated Businesses
    - Energy Services, Coal Services, Biomass Energy and Energy Trading continue strong and sustainable growth
    - New Gas Midstream and Supply businesses offer expanded opportunities
    - DTE Energy Technologies to become the premier integrator of Distributed Generation
  - Accelerate EPS Growth to 8%

Accelerated Growth
Projected Earnings Growth



8% Overall Growth Rate
$3.39
$3.50 - $3.60
Cost to Achieve
$4.10 - $4.20
$4.30 - $4.40
$4.60 - $4.80
$5.00 - $5.20
Non-Regulated
Regulated
2000*
2001*
2002
2003
2004
2005

Accelerated Growth
Projected Non-Regulated Earnings

DTE Energy

($ millions)

	2001*	2002	2003	2004	2005
Energy Services					
- Coal-Based Fuels	$95	$130	$125	$130	$130
- On-Site Energy Projects	7	15	25	35	50
- Merchant Generation	9	15	20	30	65
- Overheads	(11)	(10)	(10)	(10)	(10)
Total Energy Services	100	150	160	185	235
Coal Services	12	15	19	21	25
Biomass	6	8	9	11	12
Energy Trading	24	30	35	40	45
Gas Midstream & Supply	11	21	23	27	31
Energy Technologies	(8)	(8)	6	20	46
Plug Power	(15)	(14)	(9)	-	-
Growth Contingency & Other	-	3	(3)	(24)	(44)
Total Non-Regulated	$130	$205	$240	$280	$350

* Includes partial year impact of MCN (7 months)

Forecast Assumptions

- Based on weather-normal scenario
- Working aggressively on cost synergies
- Pressures on coal and natural gas
- Soft wholesale markets expected to continue
- Continued non-regulated growth

Accelerated Growth
2001 and 2002 Projected Earnings Per Share

DTE Energy

Combined First and Second Quarter 2001	**$1.42**
Projected Third Quarter 2001	**$0.40-0.50**
Projected Fourth Quarter 2001	**$1.60-1.70**
2001 Projected Operating Earnings (excluding restructuring charge and goodwill)	**$3.50-3.60**
Incremental Changes in 2002	
- Existing Business Growth	0.21
- Coal-Based Fuels	0.22
- On-Site Energy & Generation Projects	0.13
- Incremental MCN Earnings	0.26
- Cost Synergies	0.24
- Merger Interest	(0.17)
- Share Dilution	(0.33)
- Other	0.04
2002 Projected Earnings	**$4.10-4.20**

Accelerated Growth
Balance Sheet Goals

DTE Energy

- Especially in times of volatility, we view balance sheet strength as a competitive advantage
- Management is committed to maintaining solid investment grade ratings and a strong balance sheet
- We continue to target a ‘high BBB’ credit rating for both the utilities and the holding company
- This translates into a ~50-55% leverage and strong interest coverage
- Non-regulated energy projects, where appropriate, will have off-take agreements and be financed using non-recourse debt

DTE Energy is a Strong Investment Opportunity

- Lower risk, diversified investment
- Achievable growth targets
- Consistent track record
- Currently undervalued
- Free technology option
- Diverse, high-performance leadership
- Ramping up to 8% growth
- Sustainable, high-quality non-regulated businesses

DTE Energy

APPENDIX

DTE Energy

Consistent Utility Performance

Detroit Edison - EPS


$2.79
$2.83
$3.00
$2.87
1997
1998
1999
2000

MichCon - EPS


$0.94
$0.91
$1.24
$1.12
1997
1998
1999
2000

Detroit Edison - ROE


12.4%
11.9%
12.2%
11.2%
1997
1998
1999
2000

MichCon - ROE


13.3%
12.2%
15.4%
14.9%
1997
1998
1999
2000

Regulatory Certainty at Detroit Edison and MichCon

DTE Energy

- Securitized $1.74B in stranded costs from the Fermi 2 Nuclear Power Plant

- DTE Energy is the only utility not to have its securitization order appealed. This is indicative of our strong regulatory and stakeholder relationships

- Michigan Electric Choice will be implemented in 2002

- MichCon's Gas Cost Recovery goes back into effect in January 2002

Detroit Edison
Covered Electric Load Requirements


2002 Est
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
(MW)
13,100
Reserve
1,800
Required
Purchases
11,300
Net Plant
Capacity
Resources Required *
Resources Available

- **98% of Detroit Edison's expected 2002 peak requirements are covered through plant capacity and hedges**


2003 Est
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
(MW)
12,800
Reserve
1,500
Required
Purchases
11,300
Net Plant
Capacity
Resources Required *
Resources Available

- **Approximately 93% of Detroit Edison's expected 2003 peak requirements are covered through plant capacity and hedges**

* Includes 15% reserve margin and assumes 500 MW and 1000 MW of Customer Choice participation for 2002 and 2003 respectively

New Pattern of Seasonal Earnings

Fundamental business changes have altered DTE Energy's quarterly earnings distribution:

- **The frozen fuel clause, which increases margins in Q1 and Q4 but decreases margins in the peak summer months**
- **Tax credits are consistently earned throughout the year, but accounting rules mandate tax adjustments to essentially retime tax credits to reflect the distribution of pre-tax income**
- **The addition of MCN's gasseasonality**

Illustrative Example of Income Distribution

Previous Quarterly Profile



Q1
Q2
Q3
Q4

New Quarterly Profile



MCN Impact
Effective Tax Rate Adjust.
PSCR Impact
Base DTE
Q1
Q1 2001 Actual*
Q2
Q3
Q4
Positive Income Impacts
Negative Income Impacts

*Q1 2001 had no MCN Impact

Effects of Section 29 Tax Credits

DTE Energy

FAS 109 stipulates the each quarter, the current tax expense and liability reflect the expected effective tax rate for the current year. Given DTE Energy's volume of Section 29 tax credits, this can result in large quarterly variances in income taxes

Illustrative Example:

Before FAS 109 Adjustment	Q1	Q2	Q3	Q4	Total
Pre-Tax Income	$ 150	$ 50	$ 50	$ 250	$ 500
Tax Rate	35%	35%	35%	35%	
Income Taxes Before Tax Credits	53	18	18	88	175
Tax Credits	(38)	(38)	(38)	(38)	(150)
Total Tax Expense	15	(20)	(20)	50	25
Net Income	**$ 135**	**$ 70**	**$ 70**	**$ 200**	**$ 475**
Effective Tax Rate Before Adjustment	10%	-40%	-40%	20%	5%

After FAS 109 Adjustment	Q1	Q2	Q3	Q4	Total
Pre-Tax Income	$ 150	$ 50	$ 50	$ 250	$ 500
Tax Rate	35%	35%	35%	35%	
Income Taxes Before Tax Credits	53	18	18	88	175
Tax Credits	(38)	(38)	(38)	(38)	(150)
FAS 109 Adjustment	**(8)**	**23**	**23**	**(38)**	**-**
Total Tax Expense	8	3	3	13	25
Net Income	**$ 143**	**$ 48**	**$ 48**	**$ 238**	**$ 475**
Adjusted Effective Tax Rate	5%	5%	5%	5%	5%

Consistent Net Income Generated from Tax-Advantaged Businesses



Projected
Net Income
($ millions)
$51
$78
$95
$95
$130
$125
$130
$130
1998
1999
2000
2001
2002
2003
2004
2005
Coke Batteries
Synfuel